EXHIBIT 99.1

For additional information, please contact US Airways Media Relations at 480-693-5729

Contact:	Phil Gee 480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS FEBRUARY TRAFFIC
     TEMPE, Ariz., March 6, 2006 — US Airways Group, Inc. (NYSE: LCC) today reported traffic statistics for the month of February 2006. For America West operated flights, revenue passenger miles (RPMs) for the month were 1.7 billion, down 1.7 percent from February 2005. Capacity was 2.1 billion available seat miles (ASMs), down 6.7 percent from February 2005. The passenger load factor for February was a record 79.7 percent versus 75.6 percent in February 2005.
     For US Airways mainline operated flights, RPMs for February 2006 were 2.5 billion, a decrease of 13.9 percent from February 2005. Capacity was 3.4 billion ASMs, down 19.3 percent from February 2005. The passenger load factor for the month of February was a record 74.3 percent versus 69.7 percent in February 2005.
     Executive Vice President, Sales and Marketing Scott Kirby said, “Our unit revenue year-over-year improvements continue. Our February passenger revenue per available seat mile (PRASM) growth accelerated from January’s robust pace. Mainline PRASM for both the east and west networks was up over 20 percent during February 2006 over the same period in 2005. On a consolidated basis (mainline and Express), PRASM was up over 25 percent.”
     Until US Airways operates under one certificate, data regarding America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express combined operational information will also be reported.
     The following summarizes America West, US Airways mainline, US Airways Express and US Airways Group, Inc. combined February and year-to-date traffic results for 2006 and 2005:

America West

	2006	2005	% Change
REVENUE PSGR MILES (000)	1,678,279	1,707,588	-1.7
Domestic	1,611,036	1,635,025	-1.5
International	67,243	72,563	-7.3

AVAILABLE SEAT MILES (000)	2,106,735	2,257,260	-6.7
Domestic	2,019,072	2,162,816	-6.6
International	87,663	94,444	-7.2

LOAD FACTOR (%)	79.7	75.6	4.1	PTS
ENPLANEMENTS	1,543,429	1,564,430	-1.3

YEAR-TO-DATE	2006	2005	% Change
REVENUE PSGR MILES (000)	3,540,686	3,526,560	0.4
Domestic	3,399,436	3,378,368	0.6
International	141,250	148,192	-4.7

AVAILABLE SEAT MILES (000)	4,565,921	4,705,149	-3.0
Domestic	4,378,786	4,508,756	-2.9
International	187,135	196,393	-4.7

LOAD FACTOR (%)	77.5	75.0	2.5	PTS
ENPLANEMENTS	3,228,311	3,242,599	-0.4
US Airways Mainline

	2006	2005	% Change
REVENUE PSGR MILES (000)	2,523,638	2,931,690	-13.9
Domestic	1,904,749	2,268,023	-16.0
International	618,889	663,667	-6.7

AVAILABLE SEAT MILES (000)	3,394,835	4,208,305	-19.3
Domestic	2,459,035	3,255,115	-24.5
International	935,800	953,190	-1.8

LOAD FACTOR (%)	74.3	69.7	4.6	PTS
ENPLANEMENTS	2,629,735	3,154,277	-16.6

YEAR-TO-DATE	2006	2005	% Change
REVENUE PSGR MILES (000)	5,091,021	5,838,730	-12.8
Domestic	3,813,487	4,470,202	-14.7
International	1,277,534	1,368,528	-6.6

YEAR-TO-DATE	2006	2005	% Change
AVAILABLE SEAT MILES (000)	7,129,334	8,466,290	-15.8
Domestic	5,194,217	6,528,495	-20.4
International	1,935,117	1,937,795	-0.1

LOAD FACTOR (%)	71.4	69.0	2.4	PTS
ENPLANEMENTS	5,203,619	6,177,280	-15.8
US Airways Express

	2006	2005	% Change
REVENUE PSGR MILES (000)	232,190	214,894	8.0
Domestic	232,190	214,894	8.0

AVAILABLE SEAT MILES (000)	359,486	390,610	-8.0
Domestic	359,486	390,610	-8.0

LOAD FACTOR (%)	64.6	55.0	9.6	PTS
ENPLANEMENTS	695,092	611,565	13.7

YEAR-TO-DATE	2006	2005	% Change
REVENUE PSGR MILES (000)	456,601	414,182	10.2
Domestic	456,601	414,182	10.2

AVAILABLE SEAT MILES (000)	764,176	763,371	0.1
Domestic	764,176	763,371	0.1

LOAD FACTOR (%)	59.8	54.3	5.5	PTS
ENPLANEMENTS	1,359,370	1,177,723	15.4
Combined US Airways Group*

	2006	2005	% Change
REVENUE PSGR MILES (000)	4,434,107	4,854,172	-8.7
Domestic	3,747,975	4,117,942	-9.0
International	686,132	736,230	-6.8

AVAILABLE SEAT MILES (000)	5,861,056	6,856,175	-14.5
Domestic	4,837,593	5,808,541	-16.7
International	1,023,463	1,047,634	-2.3

LOAD FACTOR (%)	75.7	70.8	4.9	PTS
ENPLANEMENTS	4,868,256	5,330,272	-8.7

YEAR-TO-DATE	2006	2005	% Change
REVENUE PSGR MILES (000)	9,088,308	9,779,472	-7.1
Domestic	7,669,524	8,262,752	-7.2

YEAR-TO-DATE	2006	2005	% Change
International	1,418,784	1,516,720	-6.5

AVAILABLE SEAT MILES (000)	12,459,431	13,934,810	-10.6
Domestic	10,337,179	11,800,622	-12.4
International	2,122,252	2,134,188	-0.6

LOAD FACTOR (%)	72.9	70.2	2.7	PTS
ENPLANEMENTS	9,791,300	10,597,602	-7.6
Integration Update
     US Airways is also providing a brief update on the integration process between US Airways and America West. Listed below are major accomplishments from the month of February:
•	Recalled 55 furloughed US Airways pilots.
•	Lowered fares in Greensboro/High Point, NC to 33 markets by introducing customer friendly pricing structure.
•	Announced agreement with Embraer for firm orders of 25 EMBRAER 190 aircraft and 32 additional EMBRAER 190 aircraft that are subject to reconfirmation by US Airways. The agreement also includes up to 50 options for other aircraft in the Embraer 170/190 family. Deliveries are scheduled to resume in November 2006.
     America West and US Airways now report combined operational performance numbers to the Department of Transportation. For the month of February 2006, US Airways’ will report a domestic on-time performance of 79.2 percent and a completion factor of 98.2 percent.
     US Airways and America West’s recent merger creates the fifth largest domestic airline employing approximately 35,000 aviation professionals and serving more than 230 destinations. This press release and additional information on US Airways can be found at www.usairways.com or www.americawest.com. (LCCT)
     US Airways is a member of the Star Alliance, which was established in 1997 as the first truly global airline alliance to offer customers worldwide reach and a smooth travel experience. Star Alliance was voted Best Airline Alliance by Skytrax in 2003 and 2005. The members are Air Canada, Air New Zealand, ANA, Asiana Airlines, Austrian, bmi, LOT Polish Airlines, Lufthansa, Scandinavian Airlines, Singapore Airlines, Spanair, TAP Portugal, THAI, United, US Airways and VARIG Brazilian Airlines. South African Airways and SWISS will be integrated during the first half of 2006. Regional member carriers Adria Airways (Slovenia), Blue1 (Finland) and Croatia Airlines enhance the global network. Overall, Star Alliance offers more than 15,000 daily flights to 790 destinations in 138 countries.
FORWARD-LOOKING STATEMENTS
     Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and in the filings of the Company with the SEC, which are available at www.usairways.com.
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